UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): December 30, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078

(Address of principal executive offices)

(704) 892-4442
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On December 30, 2013, Lime Energy Co. (“Lime Energy” or the “Company”) entered into a Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with a group of investors including Mr. Richard Kiphart, the Company’s Chairman and largest individual stockholder (collectively with the other investors, the “Investors”).  Pursuant to the terms of the Purchase Agreement, the Investors have purchased an aggregate of 400,000 shares of the Company’s Series B Preferred Stock (the “Preferred Shares”) at a price per Preferred Share of $10.00.

The Preferred Shares are entitled to an accruing dividend of 12.5% per annum of their original issue price (subject to adjustment for stock splits, combinations and similar recapitalizations), payable semi-annually in arrears.  Such dividends shall be paid in additional shares of Series B Preferred Stock at the original issue price (subject to adjustment for stock splits, combinations and similar recapitalizations) or, at the sole discretion of the Company’s board of directors, in cash.

The Preferred Shares may be converted, at any time following the approval of such conversion by the Company’s stockholders, at the election of the holder of such share, into shares of the Company’s common stock at a conversion price equal to $2.83 per share (the “Conversion Price”).  The Conversion Price shall be proportionately adjusted for stock splits, combinations and similar recapitalizations, and, subject to a floor of $2.50, shall be adjusted for future issuance of common stock (excluding certain issuances) at a price per share less than the Conversion Price on a broad-based weighted average basis.  The Company can require conversion of the notes if the weighted average price for the its common stock is at least two hundred percent (200%) of the Conversion Price for at least 20 trading days during a 30 trading day period ending within 5 trading days prior to the Company sending a notice of forced conversion to the holders of the Notes.

The Company may redeem all or a portion of the Preferred Shares at its option at any time unless prohibited by Delaware law governing distributions to stockholders.  The redemption price for each Preferred Share shall be its original issue price (subject to adjustment for stock splits, combinations and similar recapitalizations) plus any accrued but unpaid dividends multiplied by a factor based on the date of the notice of such redemption is sent to holders of the Preferred Shares. If such notice is sent before the first anniversary of the issuance of the Preferred Shares, the factor shall be 103%, if thereafter but before the second such anniversary, the factor shall be 102%, if thereafter but before the third such anniversary, the factor shall be 101% and thereafter, the factor shall be 100%.

In connection with the entry into the Purchase Agreement, the Company issued the Investors warrants to purchase an aggregate of 565,372 shares of its common stock at $2.83 per share (the “Warrants”).  These warrants expire on the 5th anniversary of their issuance and contain a cashless-exercise option.  The Warrants may not be exercised until the Company’s stockholders approve the exercise of the Warrants.

The Purchase Agreement requires that the Company seek stockholder approval of the conversion of the Preferred Shares and the exercise of the Warrants on or before July 31, 2014.  The Company expects to seek such approval at its next annual meeting of stockholders.

The Company intends to use the proceeds from the sale of the Preferred Shares for general corporate purposes.

As a consequence of the issuance of the Preferred Shares, the conversion price of the Company’s 927,992 outstanding shares of Series A Preferred Stock has been reduced from $3.78  per share of common stock to $3.58 per share of common stock, pursuant to the terms of the Series A Preferred Stock.

The description of the transaction contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Certificate of Designation for the Series B Preferred Stock, the

Purchase Agreement and the Warrants, copies of which are attached as exhibits 3.1, 10.1, and 4.1, respectively, and are incorporated herein by reference.

Item 2.03                                                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is incorporated by reference herein.

Item 3.02                                                                           Unregistered Sales of Equity Securities.

As described in more detail in Item 1.01 above, on December 30, 2013, the Company entered into a Preferred Stock and Warrant Purchase Agreement with a group of investors including Mr. Richard Kiphart, the Company’s Chairman and largest individual stockholder, pursuant to which the Investors purchased an aggregate of 400,000 Preferred Shares at a per share price of $10.00.  The Preferred Shares and any dividends the Company elects to pay in additional Preferred Shares are convertible into common stock of the Company for $2.83, subject to adjustment, per share at any time, following common stockholder approval, at the Investor’s election.  In addition, as part of the transaction, the Company issued the Investors five-year warrants to purchase an aggregate of 565,372 shares of its common stock at $2.83 per share.

All of the Investors are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  The offer and sale of the securities described above were made in reliance upon an exemption from the registration requirements pursuant to Section 4(2) under the Act, and Regulation D promulgated thereunder.  There was no general solicitation or advertising with respect to this sale of equity securities, and the Investors provided written representations of an intent to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the securities. Appropriate legends will be affixed by the Company to each of the share and warrant certificates that have been or will be issued.

Additional information regarding the transaction is incorporated herein by reference to “Item 1.01.  Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year..

In connection with the transaction described in Item 1.01 above, on December 30, 2013, the Company filed a Certificate of Designation with the Delaware Secretary of State, which certificate designated 1,000,000 shares of the Company’s authorized preferred stock as Series B Preferred Stock.  The description of the Series B Preferred Stock set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01                                                                           Financial Statements and Exhibits.

(d)                                                                 Exhibits

3.1                                               Certificate of Designation of Series B Preferred Stock

4.1                                               Form of Warrant to Purchase Common Stock dated December 30, 2013

10.1                                        Preferred Stock Purchase and Warrant Purchase Agreement dated December 30, 2013

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Annual Report on Form 10-K, filed on July 31, 2013 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: December 31, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz, Executive Vice President
Chief Financial Officer & Treasurer